UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2017

Annual Report
to Shareholders

Deutsche High Income Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

10 Performance Summary

12 Portfolio Summary

14 Investment Portfolio

32 Statement of Assets and Liabilities

34 Statement of Operations

36 Statements of Changes in Net Assets

37 Financial Highlights

44 Notes to Financial Statements

61 Report of Independent Registered Public Accounting Firm

62 Information About Your Fund's Expenses

63 Tax Information

64 Advisory Agreement Board Considerations and Fee Evaluation

69 Board Members and Officers

74 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures, traditional signals for the potential of a sharp slowdown or recession, are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Management Process

We use an active process that emphasizes relative value in a global environment, managing on a total-return basis and using intensive research to identify stable-to-improving credit situations that may provide yield compensation for the risk of investing in junk bonds. The investment process involves a bottom-up approach, where relative value and fundamental analysis are used to select the best securities within each industry, and a top-down approach to assess the overall risk and return in the market and to consider macro trends in the economy.

Class A shares of the fund returned 7.81% (unadjusted for sales charges) during the 12-month period ended September 30, 2017, trailing the 9.05% return of the BofA Merrill Lynch US High Yield Master II Constrained Index but slightly ahead of the 7.77% average return of the funds in its Morningstar peer group, High Yield Bond Funds. The fund outpaced its peers in the three-, five- and ten-year periods ended September 30, 2017.

The strong return for the U.S. high-yield market was driven by several factors, including positive global economic growth trends and the related rally in commodity prices, as well as optimistic expectations for the proposed pro-business policies of the Trump Administration. In addition, investors remained confident that the U.S. Federal Reserve (Fed) — while raising interest rates — would be able to maintain a measured and well-communicated approach to tightening policy. The market was also supported by rising corporate earnings and declining recession risk, which further improved investor confidence and drove the search for yield in higher-risk fixed-income assets.

The success of high-yield companies in refinancing their older debt was another key factor underpinning market performance. Approximately 64% of new-issue volume was dedicated to refinancing in the past 12 months, up from about 60% in the prior annual period. Refinancing is looked upon favorably by the markets since it reduces companies’ near-term debt maturities and contributes to lower default expectations.

The positive market conditions were reflected in yield spreads; i.e., the yield advantage offered by high-yield bonds in relation to Treasuries. After reaching a period high at 530 basis points (5.30 percentage points) midway through the first calendar quarter, the yield spread of the benchmark index fell to 366 basis points on September 30, 2017, a tightening of 164 basis points. Tighter spreads indicate outperformance relative to government issues.

CCC rated securities produced the best returns in the 12-month period, followed by single B and BB rated issues, respectively. The recovery in commodity prices and investors’ ongoing search for yield drove the strong returns of lower-rated bonds.

Contributors and Detractors

We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks. Although our primary emphasis is on bottom-up credit research and individual issue selection, the fund’s broader allocations can also have an impact on performance. During the past year, for instance, an overweight position in the metals and mining industry contributed positively, as did an overweight in the cable and satellite industry. This was offset by an underweight in the oil field services industry. From a ratings perspective, an overweight in single B rated bonds contributed to performance, while an underweight in lower-rated bonds, including those rated CCC and below, detracted.

At the individual security level, the metals and mining company Teck Resources Ltd. was among the leading contributors to fund performance. The bonds were supported by continuing recovery in commodity prices, the company’s successful debt-reduction initiative, and an upgrade to its credit rating. The bonds of the wireless telecommunications services provider Sprint Corp. also provided solid total returns as expectations grew that the company would benefit from industry consolidation. The bonds of The Chemours Company, a manufacturer and marketer of specialty and commodity chemicals, traded higher due to increasing prices for specialty chemicals and anticipation of the company’s pending merger.

"We continued to look for security-specific opportunities where the yields provided favorable compensation for the underlying risks."

On the negative side, an overweight in the debt of the youth-focused apparel retailer Hot Topic, Inc. negatively impacted performance. The bonds traded lower after the company reported weaker same-store sales and declining profitability. Additionally, its bond ratings were downgraded by the major rating agencies. A position in PetSmart, Inc., a specialty retailer of pet products and services, also detracted amid increased concerns that the company’s business will face growing competitive pressures from on-line retailers. The energy exploration and production company EP Energy Corp.* was a further detractor. The company failed to meet anticipated financial metrics, leading to downgrades of its credit rating.

The fund employed derivatives to hedge its modest euro exposure back into U.S. dollars, which detracted given the rally in the European currency. We also used credit default swaps (CDS) to gain exposure to an individual issuer. The CDS rose in value, slightly benefiting performance, and we have since closed the position. While we use derivatives periodically for specific purposes, they are not a core aspect of our strategy.

Outlook and Positioning

We retain a favorable view on the U.S. high-yield market. The use of new-issuance proceeds continues to be dominated by refinancing, which has substantially reduced concerns about near-term maturities for high-yield issuers and contributed to decreasing default expectations. Recent U.S. economic data has been largely positive, and we see a low probability of the United States entering a recession in the coming year. We believe this helps support a low default rate and reduces the odds of a major reversal of the recent compression in yield spreads. We still see the pro-business policies of the Trump Administration as being supportive for high-yield issuers. However, Administration efforts to reduce corporate taxation, eliminate excessive regulations, and increase infrastructure spending are now likely to be slower to develop than initially anticipated. Although it appears the U.S. Federal Reserve is on track to tighten policy, we also think well communicated, measured and data-driven Fed rate moves can provide an advantageous environment for high yield when accompanied by accelerating growth. Not least, we anticipate that absolute yields remain attractive enough to fuel continued investor demand.

Possible disruptions to this outlook include more aggressive Fed actions, additional volatility in U.S. Treasuries and lingering geopolitical/macroeconomic issues. Additionally, we are concerned about growing tail risk given that increased issuance of lower-quality debt could lead to a meaningful a market disruption once the cycle turns and credit conditions tighten.

We retain a positive view on single B rated issues, which we believe offer the best risk-adjusted return potential in the market. The fund is underweight BBs, and we remain on the lookout for credits to reduce or sell in the CCC tier.

* Not held in the portfolio as of September 30, 2017.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2006 with six years of industry experience. Prior to joining, served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

— Portfolio Manager for High Yield Strategies: New York.

— BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The BofA Merrill Lynch US High Yield Master II Constrained Index tracks the performance of US dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.

The Morningstar High Yield Bond Funds category represents portfolios that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency, such as Standard & Poor's or Moody's, at the level of BB (considered speculative for taxable bonds) and below. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Morningstar category.

Yield spread refers to differences between yields on differing debt instruments, calculated by deducting the yield of one instrument from another. The higher the yield spread, the greater the difference between the yields offered by each instrument.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Overweight means a fund holds a higher weighting in a given sector or individual security compared with its benchmark index; underweight means a fund holds a lower weighting.

Contribution and detraction incorporate both an investment’s total return and its weighting in the fund.

Performance Summary September 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	7.81%	5.46%	6.34%
Adjusted for the Maximum Sales Charge (max 4.50% load)	2.96%	4.49%	5.85%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	7.81%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	7.94%	5.41%	6.27%
Adjusted for the Maximum Sales Charge (max 2.50% load)	5.24%	4.88%	6.00%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	7.81%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	7.20%	4.69%	5.53%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	7.20%	4.69%	5.53%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	7.81%
Class R	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	7.65%	5.10%	5.95%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	7.81%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/17
No Sales Charges		8.23%	4.04%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†		9.05%	5.02%
Class S	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/17
No Sales Charges	8.22%	5.69%	6.14%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	6.92%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	8.28%	5.76%	6.63%
Bank of America Merrill Lynch US High Yield Master II Constrained Index†	9.05%	6.39%	7.81%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 are 0.94%, 1.03%, 1.71%, 1.32%, 0.85%, 0.77% and 0.71% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class R shares for the period prior to its inception on May 1, 2012 are derived from the historical performance of Class A shares of Deutsche High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class A shares of Deutsche High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche High Income Fund — Class A ■ Bank of America Merrill Lynch US High Yield Master II Constrained Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

** Class S shares commenced operations on May 1, 2012.

† Bank of America Merrill Lynch US High Yield Master II Constrained Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$ 4.81	$ 4.82	$ 4.82	$ 4.81	$ 4.82	$ 4.82	$ 4.82
6/5/17 (commencement of operations of Class T)	$ —	$ 4.80	$ —	$ —	$ —	$ —	$ —
9/30/16	$ 4.70	$ —	$ 4.70	$ 4.69	$ 4.70	$ 4.70	$ 4.70
Distribution Information as of 9/30/17
Income Dividends, Twelve Months	$ .26	$ .09***	$ .22	$ .24	$ .27	$ .26	$ .27
September Income Dividend	$ .0216	$ .0213	$ .0186	$ .0201	$ .0226	$ .0223	$ .0226
SEC 30-day Yield‡‡	3.91%	3.95%	3.06%	3.68%	4.22%	3.95%	4.26%
Current Annualized Distribution Rate‡‡	5.40%	5.31%	4.64%	5.03%	5.64%	5.56%	5.64%

*** For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

‡‡ The SEC yield is net investment income per share earned over the month ended September 30, 2017, shown as the annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 3.89% and 3.57% for Class T and Class R shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 5.25% and 4.92% for Class T and Class R shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/17	9/30/16

Corporate Bonds	94%	95%
Cash Equivalents	5%	3%
Convertible Bonds	1%	1%
Government & Agency Obligations	0%	0%
Common Stocks	0%	0%
Warrant	0%	0%
Preferred Security	—	1%
	100%	100%

Asset allocation excludes derivatives.

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/17	9/30/16

Consumer Discretionary	28%	28%
Energy	19%	14%
Materials	17%	16%
Telecommunication Services	11%	12%
Industrials	6%	8%
Health Care	6%	7%
Information Technology	4%	3%
Utilities	4%	4%
Consumer Staples	3%	3%
Real Estate	2%	2%
Financials	0%	3%
	100%	100%

Sector diversification excludes derivatives.

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	9/30/17	9/30/16

AAA	0%	0%
BBB	5%	7%
BB	54%	54%
B	36%	36%
CCC	5%	3%
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 74 for contact information.

Investment Portfolio as of September 30, 2017

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 94.0%
Consumer Discretionary 26.0%
1011778 B.C. Unlimited Liability Co.:
144A, 4.25%, 5/15/2024		2,645,000	2,654,257
144A, 5.0%, 10/15/2025 (b)		5,918,000	5,991,383
Adient Global Holdings Ltd.:
REG S, 3.5%, 8/15/2024	EUR	3,800,000	4,648,414
144A, 4.875%, 8/15/2026		3,640,000	3,721,900
Allison Transmission, Inc., 144A, 4.75%, 10/1/2027		1,385,000	1,395,388
Ally Financial, Inc.:
4.125%, 2/13/2022		3,000,000	3,099,300
5.75%, 11/20/2025 (c)		1,250,000	1,355,250
Altice Financing SA:
144A, 6.5%, 1/15/2022 (c)		1,500,000	1,560,000
144A, 7.5%, 5/15/2026		7,725,000	8,497,500
Altice U.S. Finance I Corp., 144A, 5.5%, 5/15/2026		2,430,000	2,562,897
AMC Networks, Inc., 4.75%, 8/1/2025		2,110,000	2,131,100
American Axle & Manufacturing, Inc.:
144A, 6.25%, 4/1/2025 (c)		1,450,000	1,479,000
144A, 6.5%, 4/1/2027 (c)		1,380,000	1,392,075
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		8,325,000	8,699,625
Ashton Woods U.S.A. LLC:
144A, 6.75%, 8/1/2025		3,135,000	3,103,650
144A, 6.875%, 2/15/2021		1,923,000	1,961,460
Avantor, Inc., 144A, 6.0%, 10/1/2024 (b)		1,000,000	1,025,000
Boyd Gaming Corp., 6.875%, 5/15/2023		1,295,000	1,384,847
Cablevision Systems Corp., 5.875%, 9/15/2022		4,700,000	4,864,500
CalAtlantic Group, Inc., 5.0%, 6/15/2027		685,000	692,278
Caleres, Inc., 6.25%, 8/15/2023		1,055,000	1,103,794
Carlson Travel, Inc., 144A, 9.5%, 12/15/2024 (c)		3,930,000	3,733,500
CCO Holdings LLC:
144A, 5.0%, 2/1/2028		2,245,000	2,237,255
144A, 5.125%, 5/1/2027		3,265,000	3,309,894
144A, 5.5%, 5/1/2026		6,245,000	6,471,381
144A, 5.875%, 4/1/2024		2,375,000	2,520,469
144A, 5.875%, 5/1/2027		4,340,000	4,546,150
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		8,700,000	8,852,250
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		2,270,000	2,329,587
Series B, 6.5%, 11/15/2022		3,380,000	3,481,400
Series A, 7.625%, 3/15/2020 (c)		990,000	975,150
CRC Escrow Issuer LLC, 144A, 5.25%, 10/15/2025 (b)		3,200,000	3,212,000
CSC Holdings LLC:
144A, 5.5%, 4/15/2027		7,400,000	7,696,000
144A, 6.625%, 10/15/2025		1,040,000	1,138,800
144A, 10.125%, 1/15/2023		5,040,000	5,814,900
144A, 10.875%, 10/15/2025		2,353,000	2,908,896
Cumberland Farms, Inc., 144A, 6.75%, 5/1/2025		650,000	690,820
Dana Financing Luxembourg Sarl:
144A, 5.75%, 4/15/2025		4,150,000	4,375,656
144A, 6.5%, 6/1/2026		3,780,000	4,082,400
Dana, Inc., 5.5%, 12/15/2024		1,710,000	1,795,500
DISH DBS Corp.:
5.875%, 7/15/2022		4,200,000	4,462,500
5.875%, 11/15/2024		4,000,000	4,192,500
6.75%, 6/1/2021		5,420,000	5,962,000
Eldorado Resorts, Inc., 6.0%, 4/1/2025		3,565,000	3,743,250
Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023 (c)		5,452,000	5,813,195
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		1,995,000	2,079,788
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		4,010,000	4,155,362
144A, 5.25%, 12/15/2023		5,140,000	5,204,250
H&E Equipment Services, Inc., 144A, 5.625%, 9/1/2025		895,000	944,225
HD Supply, Inc., 144A, 5.75%, 4/15/2024		1,180,000	1,262,600
Hot Topic, Inc., 144A, 9.25%, 6/15/2021 (c)		1,245,000	1,052,025
Lennar Corp.:
4.125%, 1/15/2022		2,635,000	2,720,637
4.75%, 11/15/2022		1,700,000	1,797,750
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		1,680,000	1,692,600
Mediacom Broadband LLC, 6.375%, 4/1/2023		2,830,000	2,943,200
NCL Corp., Ltd., 144A, 4.75%, 12/15/2021		1,545,000	1,602,938
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		1,305,000	1,352,306
Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027 (c)		1,110,000	1,151,625
Penske Automotive Group, Inc., 5.5%, 5/15/2026		2,160,000	2,232,900
PetSmart, Inc., 144A, 5.875%, 6/1/2025		860,000	750,350
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		715,000	722,150
Sally Holdings LLC, 5.625%, 12/1/2025		1,725,000	1,768,125
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022		6,995,000	7,423,444
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		1,150,000	1,161,500
Seminole Tribe of Florida, Inc., 144A, 7.804%, 10/1/2020		1,325,000	1,338,250
SFR Group SA:
144A, 6.0%, 5/15/2022		3,930,000	4,106,850
144A, 7.375%, 5/1/2026		3,450,000	3,726,000
Sonic Automotive, Inc., 6.125%, 3/15/2027		1,215,000	1,245,375
Staples, Inc., 144A, 8.5%, 9/15/2025		1,500,000	1,458,750
Suburban Propane Partners LP, 5.75%, 3/1/2025		1,260,000	1,247,400
Tesla, Inc., 144A, 5.3%, 8/15/2025 (c)		3,820,000	3,724,500
Toll Brothers Finance Corp.:
4.875%, 11/15/2025		4,440,000	4,624,260
4.875%, 3/15/2027		4,385,000	4,527,951
TRI Pointe Group, Inc., 5.25%, 6/1/2027		1,775,000	1,803,844
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		3,834,000	3,958,605
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		4,765,000	4,955,600
Viking Cruises Ltd., 144A, 5.875%, 9/15/2027		3,360,000	3,371,592
Virgin Media Secured Finance PLC:
144A, 5.25%, 1/15/2026		3,725,000	3,878,656
144A, 5.5%, 8/15/2026		2,310,000	2,434,162
WMG Acquisition Corp., 144A, 5.0%, 8/1/2023 (c)		995,000	1,027,338
Ziggo Bond Finance BV, 144A, 5.875%, 1/15/2025		1,475,000	1,537,688
			248,653,667
Consumer Staples 3.3%
B&G Foods, Inc., 5.25%, 4/1/2025		4,220,000	4,325,500
Chobani LLC, 144A, 7.5%, 4/15/2025		470,000	512,300
Cott Beverages, Inc., 5.375%, 7/1/2022		3,890,000	4,055,325
FAGE International SA, 144A, 5.625%, 8/15/2026		4,390,000	4,565,600
JBS Investments GmbH, 144A, 7.25%, 4/3/2024		5,155,000	5,148,556
JBS U.S.A. LUX SA, 144A, 5.75%, 6/15/2025		5,210,000	5,190,462
Pilgrim's Pride Corp.:
144A, 5.75%, 3/15/2025		700,000	722,750
144A, 5.875%, 9/30/2027		2,150,000	2,195,688
Post Holdings, Inc.:
144A, 5.5%, 3/1/2025		1,210,000	1,255,375
144A, 5.75%, 3/1/2027		3,095,000	3,187,850
			31,159,406
Energy 18.4%
Andeavor Logistics LP, 6.125%, 10/15/2021		200,000	206,250
Antero Midstream Partners LP, 5.375%, 9/15/2024		1,685,000	1,743,975
Antero Resources Corp.:
5.375%, 11/1/2021		2,255,000	2,314,194
5.625%, 6/1/2023		1,180,000	1,230,150
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		5,920,000	6,142,000
Carrizo Oil & Gas, Inc.:
6.25%, 4/15/2023 (c)		1,083,000	1,099,245
8.25%, 7/15/2025		1,355,000	1,471,869
Cheniere Corpus Christi Holdings LLC:
144A, 5.125%, 6/30/2027		5,040,000	5,191,200
5.875%, 3/31/2025		2,200,000	2,367,750
7.0%, 6/30/2024		5,525,000	6,298,500
Cheniere Energy Partners LP, 144A, 5.25%, 10/1/2025		2,095,000	2,142,137
Chesapeake Energy Corp.:
144A, 8.0%, 12/15/2022 (c)		2,300,000	2,478,250
144A, 8.0%, 1/15/2025 (b)		2,255,000	2,277,550
144A, 8.0%, 6/15/2027 (b) (c)		4,340,000	4,296,600
Continental Resources, Inc.:
3.8%, 6/1/2024 (c)		3,000,000	2,895,000
4.5%, 4/15/2023		3,500,000	3,508,750
5.0%, 9/15/2022		6,169,000	6,269,246
Crestwood Midstream Partners LP:
5.75%, 4/1/2025		1,585,000	1,618,681
6.25%, 4/1/2023		4,835,000	4,986,094
Diamondback Energy, Inc., 4.75%, 11/1/2024		1,650,000	1,683,000
Energy Transfer Equity LP, 5.5%, 6/1/2027		5,600,000	5,894,000
Extraction Oil & Gas, Inc., 144A, 7.375%, 5/15/2024		920,000	956,800
Genesis Energy LP, 6.5%, 10/1/2025		4,100,000	4,053,875
Gulfport Energy Corp.:
6.0%, 10/15/2024		875,000	881,563
6.375%, 5/15/2025		1,415,000	1,432,688
Hilcorp Energy I LP:
144A, 5.0%, 12/1/2024		2,605,000	2,552,900
144A, 5.75%, 10/1/2025		3,030,000	3,064,087
Holly Energy Partners LP, 144A, 6.0%, 8/1/2024		2,995,000	3,141,006
Ithaca Energy, Inc., 144A, 8.125%, 7/1/2019		1,490,000	1,514,213
Jonah Energy LLC, 144A, 7.25%, 10/15/2025 (b)		1,305,000	1,316,419
Laredo Petroleum, Inc.:
5.625%, 1/15/2022		2,000,000	2,015,000
6.25%, 3/15/2023 (c)		2,615,000	2,693,450
MEG Energy Corp.:
144A, 6.375%, 1/30/2023		2,680,000	2,338,300
144A, 6.5%, 1/15/2025 (c)		3,083,000	3,009,779
Murphy Oil Corp., 5.75%, 8/15/2025		1,970,000	2,028,903
Murphy Oil U.S.A., Inc., 5.625%, 5/1/2027		855,000	919,125
Nabors Industries, Inc., 5.5%, 1/15/2023 (c)		1,000,000	980,000
Newfield Exploration Co., 5.375%, 1/1/2026 (c)		3,160,000	3,321,950
NGPL PipeCo LLC, 144A, 4.875%, 8/15/2027		3,860,000	4,044,701
NuStar Logistics LP, 5.625%, 4/28/2027		3,118,000	3,289,490
Oasis Petroleum, Inc.:
6.875%, 3/15/2022 (c)		2,000,000	2,035,000
6.875%, 1/15/2023 (c)		1,255,000	1,273,825
Parsley Energy LLC:
144A, 5.25%, 8/15/2025		745,000	757,106
144A, 5.375%, 1/15/2025		1,190,000	1,215,288
PDC Energy, Inc., 6.125%, 9/15/2024 (c)		2,090,000	2,184,050
Peabody Energy Corp.:
144A, 6.0%, 3/31/2022 (c)		300,000	309,750
144A, 6.375%, 3/31/2025		2,340,000	2,404,350
Range Resources Corp.:
4.875%, 5/15/2025		1,775,000	1,748,375
144A, 5.0%, 8/15/2022		3,500,000	3,495,625
144A, 5.875%, 7/1/2022		1,700,000	1,755,250
Rice Energy, Inc., 7.25%, 5/1/2023		3,440,000	3,706,600
Seven Generations Energy Ltd., 144A, 5.375%, 9/30/2025 (b)		1,090,000	1,098,175
Southwestern Energy Co., 7.75%, 10/1/2027		4,385,000	4,549,437
Summit Midstream Holdings LLC, 5.75%, 4/15/2025		855,000	867,825
Sunoco LP:
5.5%, 8/1/2020		2,250,000	2,317,500
6.25%, 4/15/2021		1,000,000	1,047,850
6.375%, 4/1/2023		6,575,000	6,985,937
Targa Resources Partners LP, 5.375%, 2/1/2027 (c)		6,600,000	6,872,250
Trinidad Drilling Ltd., 144A, 6.625%, 2/15/2025		700,000	654,500
Weatherford International Ltd.:
4.5%, 4/15/2022 (c)		3,140,000	2,920,200
8.25%, 6/15/2023		1,000,000	1,030,000
144A, 9.875%, 2/15/2024 (c)		1,220,000	1,342,000
Whiting Petroleum Corp.:
5.0%, 3/15/2019		1,400,000	1,400,420
5.75%, 3/15/2021 (c)		3,635,000	3,571,387
WildHorse Resource Development Corp., 144A, 6.875%, 2/1/2025		625,000	624,219
WPX Energy, Inc.:
5.25%, 9/15/2024		2,015,000	2,020,037
6.0%, 1/15/2022 (c)		3,000,000	3,101,250
7.5%, 8/1/2020		1,005,000	1,092,938
8.25%, 8/1/2023		3,005,000	3,369,356
			175,419,190
Financials 0.4%
CSTN Merger Sub, Inc., 144A, 6.75%, 8/15/2024		1,765,000	1,760,587
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		855,000	899,888
Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025		935,000	944,350
			3,604,825
Health Care 5.4%
Alere, Inc., 144A, 6.375%, 7/1/2023		1,715,000	1,847,913
Endo Dac, 144A, 6.0%, 7/15/2023		1,860,000	1,534,500
HCA, Inc.:
4.5%, 2/15/2027		4,748,000	4,854,830
5.25%, 6/15/2026		3,785,000	4,078,337
5.875%, 2/15/2026		8,870,000	9,524,162
Hill-Rom Holdings, Inc., 144A, 5.0%, 2/15/2025		1,050,000	1,086,750
Hologic, Inc., 144A, 5.25%, 7/15/2022		855,000	897,750
LifePoint Health, Inc., 5.5%, 12/1/2021		1,230,000	1,270,744
Mallinckrodt International Finance SA, 144A, 5.625%, 10/15/2023 (c)		1,275,000	1,190,531
Tenet Healthcare Corp., 144A, 5.125%, 5/1/2025		1,370,000	1,351,163
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020 (c)		4,295,000	4,289,631
144A, 5.875%, 5/15/2023		2,040,000	1,802,850
144A, 6.125%, 4/15/2025		2,385,000	2,089,856
144A, 6.5%, 3/15/2022		1,390,000	1,469,925
144A, 7.0%, 3/15/2024		3,335,000	3,560,413
144A, 7.5%, 7/15/2021		10,040,000	10,014,900
West Street Merger Sub, Inc., 144A, 6.375%, 9/1/2025		925,000	920,375
			51,784,630
Industrials 5.8%
Bombardier, Inc.:
144A, 5.75%, 3/15/2022 (c)		2,850,000	2,757,375
144A, 6.0%, 10/15/2022		2,320,000	2,244,600
Booz Allen Hamilton, Inc., 144A, 5.125%, 5/1/2025		350,000	353,500
Covanta Holding Corp.:
5.875%, 3/1/2024		1,940,000	1,925,450
5.875%, 7/1/2025		1,120,000	1,101,800
DAE Funding LLC:
144A, 4.5%, 8/1/2022		134,000	137,333
144A, 5.0%, 8/1/2024		346,000	354,650
GFL Environmental, Inc., 144A, 5.625%, 5/1/2022		1,085,000	1,128,400
Koppers, Inc., 144A, 6.0%, 2/15/2025		2,795,000	3,004,625
Masonite International Corp., 144A, 5.625%, 3/15/2023		2,394,000	2,505,441
Moog, Inc., 144A, 5.25%, 12/1/2022		1,565,000	1,631,512
Novelis Corp.:
144A, 5.875%, 9/30/2026		2,625,000	2,664,375
144A, 6.25%, 8/15/2024		1,995,000	2,080,186
Oshkosh Corp., 5.375%, 3/1/2025		215,000	227,900
Park Aerospace Holdings Ltd.:
144A, 4.5%, 3/15/2023		3,280,000	3,275,441
144A, 5.25%, 8/15/2022		2,470,000	2,568,800
144A, 5.5%, 2/15/2024		3,265,000	3,428,250
Ply Gem Industries, Inc., 6.5%, 2/1/2022		4,588,000	4,786,743
Prime Security Services Borrower LLC, 144A, 9.25%, 5/15/2023		235,000	259,337
Ritchie Bros Auctioneers, Inc., 144A, 5.375%, 1/15/2025		1,265,000	1,337,738
Summit Materials LLC:
144A, 5.125%, 6/1/2025		395,000	407,008
6.125%, 7/15/2023		2,480,000	2,616,400
8.5%, 4/15/2022		940,000	1,057,500
Tennant Co., 144A, 5.625%, 5/1/2025		360,000	373,500
United Rentals North America, Inc.:
4.875%, 1/15/2028		4,050,000	4,070,250
5.5%, 5/15/2027		1,597,000	1,702,801
5.875%, 9/15/2026		2,198,000	2,387,577
USG Corp., 144A, 4.875%, 6/1/2027		2,225,000	2,322,344
WESCO Distribution, Inc., 5.375%, 6/15/2024		1,880,000	1,983,400
Wrangler Buyer Corp., 144A, 6.0%, 10/1/2025		970,000	986,975
			55,681,211
Information Technology 3.6%
Cardtronics, Inc.:
5.125%, 8/1/2022		1,280,000	1,321,600
144A, 5.5%, 5/1/2025		2,405,000	2,460,351
Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		2,735,000	2,789,700
Dell International LLC:
144A, 5.875%, 6/15/2021		1,455,000	1,521,086
144A, 7.125%, 6/15/2024 (c)		2,000,000	2,209,651
First Data Corp., 144A, 7.0%, 12/1/2023		5,285,000	5,643,323
Gartner, Inc., 144A, 5.125%, 4/1/2025		825,000	870,375
j2 Cloud Services LLC, 144A, 6.0%, 7/15/2025		1,655,000	1,731,544
Match Group, Inc., 6.375%, 6/1/2024		1,165,000	1,268,394
Netflix, Inc.:
144A, 4.375%, 11/15/2026 (c)		2,400,000	2,408,256
5.875%, 2/15/2025		1,335,000	1,460,156
Riverbed Technology, Inc., 144A, 8.875%, 3/1/2023		1,315,000	1,252,537
Symantec Corp., 144A, 5.0%, 4/15/2025		2,080,000	2,174,910
TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		2,120,000	2,145,175
Western Digital Corp.:
144A, 7.375%, 4/1/2023		3,030,000	3,319,365
10.5%, 4/1/2024		1,717,000	2,017,475
			34,593,898
Materials 15.4%
AK Steel Corp.:
6.375%, 10/15/2025 (c)		5,075,000	5,011,562
7.0%, 3/15/2027 (c)		8,225,000	8,379,219
7.5%, 7/15/2023		2,000,000	2,175,000
Alpha 3 BV, 144A, 6.25%, 2/1/2025		2,000,000	2,035,000
Ardagh Packaging Finance PLC:
144A, 6.0%, 2/15/2025		5,980,000	6,331,325
144A, 7.25%, 5/15/2024		3,060,000	3,356,422
Berry Global, Inc., 5.5%, 5/15/2022		3,820,000	3,987,125
BWAY Holding Co., 144A, 5.5%, 4/15/2024		4,650,000	4,859,250
Cascades, Inc., 144A, 5.5%, 7/15/2022		1,295,000	1,343,563
Chemours Co.:
5.375%, 5/15/2027		2,880,000	2,988,000
6.125%, 5/15/2023	EUR	3,700,000	4,680,241
6.625%, 5/15/2023 (c)		2,000,000	2,127,500
7.0%, 5/15/2025		725,000	802,938
Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		1,545,000	1,537,275
Constellium NV:
144A, 4.625%, 5/15/2021	EUR	2,500,000	3,007,139
144A, 5.75%, 5/15/2024		1,325,000	1,325,000
144A, 6.625%, 3/1/2025 (c)		6,000,000	6,142,500
144A, 7.875%, 4/1/2021 (c)		4,960,000	5,257,600
FMG Resources (August 2006) Pty Ltd., 144A, 5.125%, 5/15/2024		1,355,000	1,371,938
Freeport-McMoRan, Inc.:
3.55%, 3/1/2022		3,600,000	3,544,884
3.875%, 3/15/2023 (c)		3,000,000	2,955,000
4.0%, 11/14/2021		3,000,000	3,015,000
5.4%, 11/14/2034		2,200,000	2,101,000
5.45%, 3/15/2043		1,670,000	1,560,406
6.875%, 2/15/2023		2,100,000	2,289,000
Hexion, Inc.:
6.625%, 4/15/2020		2,910,000	2,604,450
144A, 10.375%, 2/1/2022 (c)		560,000	537,600
Hudbay Minerals, Inc.:
144A, 7.25%, 1/15/2023		2,425,000	2,582,625
144A, 7.625%, 1/15/2025		675,000	730,701
Huntsman International LLC, 4.25%, 4/1/2025	EUR	1,740,000	2,354,494
Kaiser Aluminum Corp., 5.875%, 5/15/2024		1,975,000	2,113,250
Mercer International, Inc., 6.5%, 2/1/2024		1,390,000	1,445,600
Multi-Color Corp., 144A, 4.875%, 11/1/2025 (b)		480,000	485,256
NOVA Chemicals Corp.:
144A, 4.875%, 6/1/2024 (c)		4,910,000	4,971,375
144A, 5.25%, 6/1/2027		3,185,000	3,216,850
Plastipak Holdings, Inc., 144A, 6.5%, 10/1/2021		2,335,000	2,412,522
Reynolds Group Issuer, Inc.:
144A, 5.125%, 7/15/2023		3,925,000	4,096,130
144A, 7.0%, 7/15/2024		465,000	495,225
Sealed Air Corp.:
144A, 4.875%, 12/1/2022		1,075,000	1,143,531
144A, 5.125%, 12/1/2024		540,000	581,175
Teck Resources Ltd.:
3.75%, 2/1/2023 (c)		4,000,000	4,050,800
4.75%, 1/15/2022		6,971,000	7,369,671
6.125%, 10/1/2035		3,500,000	3,920,000
6.25%, 7/15/2041		4,550,000	5,138,406
Tronox Finance PLC, 144A, 5.75%, 10/1/2025 (c)		1,380,000	1,414,500
United States Steel Corp.:
6.875%, 8/15/2025		4,035,000	4,125,788
144A, 8.375%, 7/1/2021		5,520,000	6,099,600
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		840,000	911,400
144A, 5.625%, 10/1/2024		1,695,000	1,862,381
			146,847,217
Real Estate 1.7%
CyrusOne LP:
144A, (REIT), 5.0%, 3/15/2024		1,100,000	1,157,750
144A, (REIT), 5.375%, 3/15/2027		1,460,000	1,565,850
Howard Hughes Corp., 144A, 5.375%, 3/15/2025		5,015,000	5,115,300
Iron Mountain, Inc., 144A, (REIT), 4.875%, 9/15/2027		2,135,000	2,167,025
MGM Growth Properties Operating Partnership LP, 144A, (REIT), 4.5%, 1/15/2028		1,460,000	1,472,848
MPT Operating Partnership LP:
(REIT), 5.0%, 10/15/2027		1,985,000	2,034,625
(REIT), 5.25%, 8/1/2026		340,000	351,050
(REIT), 6.375%, 3/1/2024		2,365,000	2,551,244
			16,415,692
Telecommunication Services 10.7%
CenturyLink, Inc.:
Series W, 6.75%, 12/1/2023		2,555,000	2,584,607
Series Y, 7.5%, 4/1/2024 (c)		2,995,000	3,100,454
CommScope Technologies LLC, 144A, 5.0%, 3/15/2027		1,260,000	1,263,150
Digicel Ltd., 144A, 6.75%, 3/1/2023 (c)		3,310,000	3,243,800
Frontier Communications Corp.:
6.25%, 9/15/2021		6,210,000	5,105,862
7.125%, 1/15/2023		5,505,000	4,225,088
Hughes Satellite Systems Corp., 7.625%, 6/15/2021		1,910,000	2,168,843
Intelsat Jackson Holdings SA:
7.25%, 10/15/2020		2,700,000	2,598,750
144A, 8.0%, 2/15/2024		7,000,000	7,525,000
144A, 9.75%, 7/15/2025		2,535,000	2,560,350
SoftBank Group Corp., REG S, 6.0%, 7/30/2025		4,300,000	4,613,384
Sprint Capital Corp.:
6.875%, 11/15/2028		1,200,000	1,344,000
8.75%, 3/15/2032		3,075,000	3,932,156
Sprint Communications, Inc., 7.0%, 8/15/2020		3,330,000	3,638,425
Sprint Corp.:
7.125%, 6/15/2024		14,620,000	16,447,500
7.625%, 2/15/2025		6,450,000	7,397,344
T-Mobile U.S.A., Inc.:
6.0%, 4/15/2024		4,271,000	4,532,599
6.375%, 3/1/2025		4,479,000	4,822,539
6.5%, 1/15/2026		120,000	132,450
Telecom Italia Capital SA, 7.2%, 7/18/2036		2,100,000	2,593,395
Telesat Canada, 144A, 8.875%, 11/15/2024		2,645,000	2,978,931
ViaSat, Inc., 144A, 5.625%, 9/15/2025		755,000	759,757
Zayo Group LLC:
144A, 5.75%, 1/15/2027		5,200,000	5,512,000
6.0%, 4/1/2023		5,085,000	5,371,031
6.375%, 5/15/2025		3,580,000	3,857,915
			102,309,330
Utilities 3.3%
AmeriGas Partners LP:
5.5%, 5/20/2025		3,165,000	3,252,037
5.75%, 5/20/2027		2,895,000	2,960,138
Calpine Corp., 5.75%, 1/15/2025 (c)		1,100,000	1,038,125
Dynegy, Inc.:
7.375%, 11/1/2022 (c)		2,650,000	2,759,313
7.625%, 11/1/2024 (c)		1,200,000	1,243,500
144A, 8.125%, 1/30/2026		1,055,000	1,086,650
NextEra Energy Operating Partners LP:
144A, 4.25%, 9/15/2024		1,310,000	1,337,838
144A, 4.5%, 9/15/2027		1,605,000	1,635,094
NGL Energy Partners LP, 5.125%, 7/15/2019		1,705,000	1,705,000
NRG Energy, Inc.:
6.25%, 7/15/2022 (c)		10,000,000	10,500,000
6.625%, 1/15/2027		3,805,000	3,985,737
7.875%, 5/15/2021		195,000	200,606
			31,704,038
Total Corporate Bonds (Cost $862,404,981)			898,173,104

Government & Agency Obligation 0.1%
U.S. Treasury Obligation
U.S. Treasury Note, 0.75%, 10/31/2017 (Cost $1,000,550)		1,000,000	999,770

Convertible Bonds 1.1%
Consumer Discretionary 0.1%
DISH Network Corp., 144A, 2.375%, 3/15/2024		450,000	447,188
Materials 1.0%
GEO Specialty Chemicals, Inc., 144A, 7.5% PIK, 10/30/2018 (d)		8,315,101	9,926,568
Total Convertible Bonds (Cost $8,798,413)			10,373,756

	Shares	Value ($)

Common Stocks 0.0%
Industrials 0.0%
Quad Graphics, Inc.	1,688	38,166
Materials 0.0%
GEO Specialty Chemicals, Inc.* (d)	809,511	370,999
GEO Specialty Chemicals, Inc. 144A* (d)	12,448	5,705
		376,704
Total Common Stocks (Cost $1,642,483)		414,870

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (d) (Cost $1,482,531)	6,700	134,437

Securities Lending Collateral 9.2%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.93% (e) (f) (Cost $87,495,171)	87,495,171	87,495,171

Cash Equivalents 4.5%
Deutsche Central Cash Management Government Fund, 1.06% (e) (Cost $43,198,550)	43,198,550	43,198,550

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,006,022,679)	108.9	1,040,789,658
Other Assets and Liabilities, Net	(8.9)	(84,987,382)
Net Assets	100.0	955,802,276

* Non-income producing security.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2017 amounted to $84,279,486 which is 8.8% of net assets.

(d) Investment was valued using significant unobservable inputs.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At September 30, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	12,607,339	USD	14,862,464	10/31/2017	(62,739)	Citigroup, Inc.

Currency Abbreviations
EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (g)
Corporate Bonds	$ —	$ 898,173,104	$ —	$ 898,173,104
Government & Agency Obligation	—	999,770	—	999,770
Convertible Bonds (g)	—	447,188	9,926,568	10,373,756
Common Stocks (g)	38,166	—	376,704	414,870
Warrants	—	—	134,437	134,437
Short-Term Investments (g)	130,693,721	—	—	130,693,721
Total	$ 130,731,887	$ 899,620,062	$ 10,437,709	$ 1,040,789,658
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (h)
Forward Foreign Currency Contracts	—	(62,739)	—	(62,739)
Total	$ —	$ (62,739)	$ —	$ (62,739)

There have been no transfers between fair value measurement levels during the year ended September 30, 2017.

(g) See Investment Portfolio for additional detailed categorizations.

(h) Derivatives include unrealized appreciation (depreciation) on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2017
Assets
Investments in non-affiliated securities, at value (cost $875,328,958) — including $84,279,486 of securities loaned	$ 910,095,937
Investment in Deutsche Government & Agency Securities Portfolio (cost $87,495,171)*	87,495,171
Investment in Deutsche Central Cash Management Government Fund (cost $43,198,550)	43,198,550
Cash	4,225,093
Foreign currency, at value (cost $10,055)	10,060
Deposit from broker on forward foreign currency contracts	259,000
Receivable for investments sold	5,654,638
Receivable for investments sold — when-issued/delayed delivery securities	4,984,900
Receivable for Fund shares sold	245,616
Interest receivable	13,653,928
Foreign taxes recoverable	3,476
Other assets	34,568
Total assets	1,069,860,937
Liabilities
Payable upon return of securities loaned	87,495,171
Payable for investments purchased	4,215,276
Payable for investments purchased — when-issued/delayed delivery securities	19,532,937
Payable for Fund shares redeemed	758,020
Unrealized depreciation on forward foreign currency contracts	62,739
Payable upon return of deposit for forward foreign currency contracts	259,000
Accrued management fee	358,291
Accrued Trustees' fees	2,271
Other accrued expenses and payables	1,374,956
Total liabilities	114,058,661
Net assets, at value	$ 955,802,276

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	1,464,489
Net unrealized appreciation (depreciation) on: Investments	34,766,979
Foreign currency	5,421
Forward foreign currency contracts	(62,739)
Accumulated net realized gain (loss)	(166,223,911)
Paid-in capital	1,085,852,037
Net assets, at value	$ 955,802,276
Net Asset Value
Class A Net Asset Value and redemption price per share ($762,770,565 ÷ 158,457,142 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.81
Maximum offering price per share (100 ÷ 95.50 of $4.81)	$ 5.04
Class T Net Asset Value and redemption price per share ($10,212 ÷ 2,120.8 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.82
Maximum offering price per share (100 ÷ 97.50 of $4.82)	$ 4.94

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($68,065,800 ÷ 14,129,421 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 4.82
Class R Net Asset Value, offering and redemption price per share ($1,073,227 ÷ 223,172 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.81
Class R6 Net Asset Value, offering and redemption price per share ($44,395 ÷ 9,207 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.82
Class S Net Asset Value, offering and redemption price per share ($41,518,947 ÷ 8,621,390 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.82
Institutional Class Net Asset Value, offering and redemption price per share ($82,319,130 ÷ 17,081,808 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.82

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2017
Investment Income
Income: Dividends	$ 2,026
Interest	56,794,517
Income distributions — Deutsche Central Cash Management Government Fund	307,095
Securities lending income, net of borrower rebates	584,853
Other income	29,156
Total income	57,717,647
Expenses: Management fee	4,430,699
Administration fee	967,968
Services to shareholders	1,074,175
Distribution and service fees	2,597,633
Custodian fee	14,323
Professional fees	130,154
Reports to shareholders	79,317
Registration fees	100,748
Trustees' fees and expenses	42,985
Other	103,159
Total expenses before expense reductions	9,541,161
Expense reductions	(1,058)
Total expenses after expense reductions	9,540,103
Net investment income	48,177,544
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	20,498,868
Swap contracts	345,676
Forward foreign currency contracts	(657,781)
Foreign currency	35,323
20,222,086
Change in net unrealized appreciation (depreciation) on: Investments	6,992,493
Swap contracts	(15,963)
Forward foreign currency contracts	(19,976)
Foreign currency	5,026
6,961,580
Net gain (loss)	27,183,666
Net increase (decrease) in net assets resulting from operations	$ 75,361,210

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended September 30,
	2017	2016
Operations: Net investment income	$ 48,177,544	$ 53,129,604
Net realized gain (loss)	20,222,086	(39,297,843)
Change in net unrealized appreciation (depreciation)	6,961,580	87,460,582
Net increase (decrease) in net assets resulting from operations	75,361,210	101,292,343
Distributions to shareholders from: Net investment income: Class A	(42,270,499)	(41,328,908)
Class T*	(179)	—
Class B	—	(6,245)**
Class C	(3,528,899)	(3,719,198)
Class R	(49,146)	(29,638)
Class R6	(2,371)	(499)
Class S	(1,823,202)	(1,399,941)
Institutional Class	(4,247,227)	(3,942,105)
Total distributions	(51,921,523)	(50,426,534)
Fund share transactions: Proceeds from shares sold	120,018,867	141,767,299
Reinvestment of distributions	46,370,596	44,692,645
Payments for shares redeemed	(244,190,519)	(292,223,597)
Redemption fees	4,364	22,247
Net increase (decrease) in net assets from Fund share transactions	(77,796,692)	(105,741,406)
Increase (decrease) in net assets	(54,357,005)	(54,875,597)
Net assets at beginning of period	1,010,159,281	1,065,034,878
Net assets at end of period (including undistributed net investment income of $1,464,489 and $4,712,975, respectively)	$ 955,802,276	$ 1,010,159,281

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.45	$ 4.91	$ 4.89	$ 4.90
Income (loss) from investment operations: Net investment income[a]	.24	.24	.25	.28	.30
Net realized and unrealized gain (loss)	.13	.23	(.44)	.03	.03
Total from investment operations	.37	.47	(.19)	.31	.33
Less distributions from: Net investment income	(.26)	(.22)	(.27)	(.29)	(.33)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.26)	(.22)	(.27)	(.29)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.81	$ 4.70	$ 4.45	$ 4.91	$ 4.89
Total Return (%)[b]	7.81	11.02	(4.13)	6.42	6.84
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	763	816	873	1,081	1,199
Ratio of expenses (%)	.95	.94	.94	.92	.92
Ratio of net investment income (%)	5.01	5.27	5.11	5.52	6.00
Portfolio turnover rate (%)	77	71	45	50	54
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. * Amount is less than $.005.

Class T	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 4.80
Income (loss) from investment operations: Net investment income[b]	.07
Net realized and unrealized gain (loss)	.04
Total from investment operations	.11
Less distributions from: Net investment income	(.09)
Net asset value, end of period	$ 4.82
Total Return (%)[c,d]	2.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.09*
Ratio of expenses after expense reductions (%)	1.05*
Ratio of net investment income (%)	4.75*
Portfolio turnover rate (%)	77[e]

[a] For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Fund's portfolio turnover rate for the year ended September 30, 2017.

* Annualized

** Not annualized

Class C	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.46	$ 4.91	$ 4.90	$ 4.90
Income (loss) from investment operations: Net investment income[a]	.20	.20	.21	.24	.26
Net realized and unrealized gain (loss)	.14	.23	(.43)	.02	.04
Total from investment operations	.34	.43	(.22)	.26	.30
Less distributions from: Net investment income	(.22)	(.19)	(.23)	(.25)	(.29)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.22)	(.19)	(.23)	(.25)	(.30)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.82	$ 4.70	$ 4.46	$ 4.91	$ 4.90
Total Return (%)[b]	7.20	9.90	(4.64)	5.38	6.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	94	88	111	114
Ratio of expenses (%)	1.73	1.71	1.72	1.69	1.69
Ratio of net investment income (%)	4.24	4.51	4.33	4.75	5.23
Portfolio turnover rate (%)	77	71	45	50	54
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of sales charges. * Amount is less than $.005.

Class R	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.69	$ 4.45	$ 4.90	$ 4.89	$ 4.89
Income (loss) from investment operations: Net investment income[a]	.22	.22	.23	.26	.28
Net realized and unrealized gain (loss)	.14	.23	(.43)	.02	.04
Total from investment operations	.36	.45	(.20)	.28	.32
Less distributions from: Net investment income	(.24)	(.21)	(.25)	(.27)	(.31)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.24)	(.21)	(.25)	(.27)	(.32)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.81	$ 4.69	$ 4.45	$ 4.90	$ 4.89
Total Return (%)	7.65[b]	10.39[b]	(4.26)[b]	5.78	6.59[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	1,073	892	690	426	31
Ratio of expenses before expense reductions (%)	1.40	1.32	1.38	1.27	1.50
Ratio of expenses after expense reductions (%)	1.30	1.30	1.30	1.27	1.32
Ratio of net investment income (%)	4.65	4.90	4.74	5.18	5.57
Portfolio turnover rate (%)	77	71	45	50	54
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Class R6	Years Ended September 30,			Period Ended 9/30/14[a]
	2017	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.46	$ 4.91	$ 5.05
Income (loss) from investment operations: Net investment income[b]	.25	.24	.25	.03
Net realized and unrealized gain (loss)	.14	.23	(.42)	(.14)
Total from investment operations	.39	.47	(.17)	(.11)
Less distributions from: Net investment income	(.27)	(.23)	(.28)	(.03)
Redemption fees	.00***	.00***	.00***	.00***
Net asset value, end of period	$ 4.82	$ 4.70	$ 4.46	$ 4.91
Total Return (%)	8.23	10.93[c]	(3.67)[c]	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	44	10	9	10
Ratio of expenses before expense reductions (%)	.69	.85	.85	.62*
Ratio of expenses after expense reductions (%)	.69	.80	.80	.62*
Ratio of net investment income (%)	5.27	5.40	5.24	5.92*
Portfolio turnover rate (%)	77	71	45	50[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.46	$ 4.91	$ 4.89	$ 4.89
Income (loss) from investment operations: Net investment income[a]	.24	.24	.25	.29	.30
Net realized and unrealized gain (loss)	.14	.23	(.42)	.03	.04
Total from investment operations	.38	.47	(.17)	.32	.34
Less distributions from: Net investment income	(.26)	(.23)	(.28)	(.30)	(.33)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.26)	(.23)	(.28)	(.30)	(.34)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.82	$ 4.70	$ 4.46	$ 4.91	$ 4.89
Total Return (%)	8.22[b]	10.71	(3.73)	6.52	7.11[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	42	27	30	26	20
Ratio of expenses before expense reductions (%)	.80	.77	.77	.75	.85
Ratio of expenses after expense reductions (%)	.80	.77	.77	.75	.82
Ratio of net investment income (%)	5.14	5.44	5.25	5.68	6.08
Portfolio turnover rate (%)	77	71	45	50	54
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Institutional Class	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 4.70	$ 4.46	$ 4.91	$ 4.90	$ 4.90
Income (loss) from investment operations: Net investment income[a]	.25	.25	.26	.29	.31
Net realized and unrealized gain (loss)	.14	.22	(.43)	.02	.04
Total from investment operations	.39	.47	(.17)	.31	.35
Less distributions from: Net investment income	(.27)	(.23)	(.28)	(.30)	(.34)
Net realized gains	—	—	—	—	(.01)
Total distributions	(.27)	(.23)	(.28)	(.30)	(.35)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 4.82	$ 4.70	$ 4.46	$ 4.91	$ 4.90
Total Return (%)	8.28	10.78	(3.68)	6.46	7.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	71	72	88	118
Ratio of expenses (%)	.71	.71	.70	.69	.66
Ratio of net investment income (%)	5.25	5.52	5.35	5.74	6.24
Portfolio turnover rate (%)	77	71	45	50	54
[a] Based on average shares outstanding during the period. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche High Income Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and senior loans are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swaps contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains/appreciation and loss/depreciation on investments.

Securities Lending. Prior to October 24, 2016, Brown Brothers Harriman & Co. served as security lending agent for the Fund. Effective October 24, 2016, Deutsche Bank AG serves as security lending agent to the Fund. The lending agent lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of September 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2017, the Fund had securities on loan, all of which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2017, the Fund had a net tax basis capital loss carryforward of approximately $164,780,000, including $112,036,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2018 ($101,111,000) and September 30, 2019 ($10,925,000), the respective expiration dates, whichever occurs first; and approximately $52,744,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($2,555,000) and long-term losses ($50,189,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2017, and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, forward currency contracts, swap contracts, certain securities sold at a loss and expired capital loss carryforwards. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 1,401,750
Capital loss carryforwards	$ (164,780,000)
Net unrealized appreciation (depreciation) on investments	$ 33,322,534

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $1,007,467,124. The net unrealized appreciation for all investments based on tax cost was $33,322,534. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $42,091,547 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $8,769,013.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from ordinary income*	$ 51,921,523	$ 50,426,534

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. Prior to February 1, 2017, the Fund imposed a redemption fee of 2% of the total redemption amount on Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange (subject to certain exceptions). This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended September 30, 2017, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

As of September 30, 2017, the Fund did not hold open credit default swap contracts. For the year ended September 30, 2017, the investment in credit default swap contracts sold had a total notional amount generally indicative of a range from $0 to approximately $5,000,000.

Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $13,379,000 to $18,981,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $747,000.

The following tables summarize the value of the Fund's derivative instruments held as of September 30, 2017 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ (62,739)
The above derivative is located in the following Statement of Assets and Liabilities accounts: (a) Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (b)	$ —	$ 345,676	$ 345,676
Foreign Exchange Contracts (c)	(657,781)	—	(657,781)
	$ (657,781)	$ 345,676	$ (312,105)

Each of the above derivatives is located in the following Statement of Operations accounts:

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (d)	$ —	$ (15,963)	$ (15,963)
Foreign Exchange Contracts (e)	(19,976)	—	(19,976)
	$ (19,976)	$ (15,963)	$ (35,939)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d) Change in net unrealized appreciation (depreciation) on swap contracts

(e) Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of September 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged (f)	Net Amount of Derivative Liabilities
Citigroup, Inc.	$ 62,739	$ —	$ 0	$ 62,739

(f) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $705,572,923 and $791,512,372, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended September 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.46% of the Fund's average daily net assets.

For the period from October 1, 2016 through September 30, 2018 and for the period from June 5, 2017 (commencement of Operations) through September 30, 2018 for Class T, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Class A	1.05%
Class T	1.05%
Class C	1.80%
Class R	1.30%
Class S	.80%
Institutional Class	.80%

For the period from October 1, 2016 through January 31, 2017, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R6 to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.80%.

Effective February 1, 2017 through January 31, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R6 to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.71%.

Effective February 1, 2018 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class R6 to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.80%.

For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, fees waived and/or expenses reimbursed for each class are as follows:

Class T	1
Class R	969
Class S	88
$ 1,058

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017, the Administration Fee was $967,968, of which $78,292 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Service Provider Fees	Total Aggregated	Unpaid at September 30, 2017
Class A	$ 285,939	$ 95,162
Class T	7	7
Class C	12,338	4,011
Class R	76	24
Class R6	31	10
Class S	5,957	2,068
Institutional Class	2,267	850
	$ 306,615	$ 102,132

Distribution and Service Fees. Under the Fund's Class C and R 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund's Underwriting and Distribution Services agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C and Class R shares. For the year ended September 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$ 573,497	$ 42,011
Class R	2,430	218
	$ 575,927	$ 42,229

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$ 1,830,397	$ 599,014.23%
Class T	8	8.25%
Class C	188,880	58,506.25%
Class R	2,421	865.25%
	$ 2,021,706	$ 658,393

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2017, aggregated $34,079.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017, the CDSC for Class C shares aggregated $1,299. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2017, DDI received $1,063 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,209, of which $9,480 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Effective October 24, 2016, Deutsche Bank AG
serves as lending agent for the Fund. For the year ended September 30,
2017 the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $42,644.

E. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	7,716,895	$ 36,584,918	12,923,582	$ 58,130,959
Class T*	2,083.8	10,000	—	—
Class B	—	—	15**	71**
Class C	1,042,432	4,929,984	4,025,029	17,919,945
Class R	75,893	358,643	118,743	533,045
Class R6	6,484	30,803	—	—
Class S	9,500,735	45,142,665	4,474,321	20,222,630
Institutional Class	6,956,006	32,961,854	10,106,012	44,960,649
		$ 120,018,867		$ 141,767,299
Shares issued to shareholders in reinvestment of distributions
Class A	7,859,341	$ 37,142,931	8,051,189	$ 36,097,929
Class T*	37	179	—	—
Class B	—	—	1,065**	4,787**
Class C	703,793	3,329,324	777,568	3,495,201
Class R	10,400	49,146	6,573	29,638
Class R6	501	2,371	111	499
Class S	338,008	1,600,510	251,252	1,127,663
Institutional Class	896,882	4,246,135	877,359	3,936,928
		$ 46,370,596		$ 44,692,645
Shares redeemed
Class A	(30,952,034)	$ (146,466,070)	(43,065,692)	$ (191,844,829)
Class B	—	—	(216,961)**	(965,336)**
Class C	(7,677,720)	(36,189,079)	(4,470,266)	(19,921,978)
Class R	(53,221)	(250,135)	(90,202)	(405,464)
Class S	(6,997,297)	(33,186,408)	(5,693,674)	(25,239,065)
Institutional Class	(5,939,754)	(28,098,827)	(12,063,607)	(53,846,925)
		$ (244,190,519)		$ (292,223,597)
Redemption fees		$ 4,364		$ 22,247
Net increase (decrease)
Class A	(15,375,798)	$ (72,735,071)	(22,090,921)	$ (97,594,655)
Class T*	2,120.8	10,179	—	—
Class B	—	—	(215,881)**	(960,478)**
Class C	(5,931,495)	(27,929,771)	332,331	1,496,182
Class R	33,072	157,654	35,114	157,219
Class R6	6,985	33,174	111	499
Class S	2,841,446	13,556,767	(968,101)	(3,888,772)
Institutional Class	1,913,134	9,110,376	(1,080,236)	(4,951,401)
		$ (77,796,692)		$ (105,741,406)

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** For the period from October 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche High Income Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Deutsche High Income Fund (one of the funds constituting the Deutsche Income Trust) (the Fund), as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche High Income Fund (one of the funds constituting the Deutsche Income Trust) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 21, 2017

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class T, Class R, and Class S shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class T*	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,040.10	$ 1,020.10	$ 1,038.20	$ 1,040.40	$ 1,043.30	$ 1,043.20	$ 1,043.50
Expenses Paid per $1,000**	$ 4.86	$ 3.40	$ 8.94	$ 6.65	$ 3.64	$ 4.10	$ 3.64
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,020.31	$ 1,019.80	$ 1,016.29	$ 1,018.55	$ 1,021.51	$ 1,021.06	$ 1,021.51
Expenses Paid per $1,000**	$ 4.81	$ 5.32	$ 8.85	$ 6.58	$ 3.60	$ 4.05	$ 3.60

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** Expenses (hypothetical expenses if Class T had been in existence from April 1, 2017) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Deutsche High Income Fund	.95%	1.05%	1.75%	1.30%	.71%	.80%	.71%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche High Income Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 3rd quartile, 2nd quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2016.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM manages a Deutsche Europe fund comparable to the Fund, but does not manage any comparable institutional accounts. The Board took note of the differences in services provided to Deutsche Funds as compared to Deutsche Europe funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One International Place, Boston, MA 02110.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KHYAX	KHYTX	KHYCX	KHYSX	KHYIX
CUSIP Number	25155T 668	25155T 312	25155T 643	25155T 106	25155T 635
Fund Number	008	1708	308	2308	513

For shareholders of Class R and Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R	Class R6
Nasdaq Symbol	KHYRX	KHYQX
CUSIP Number	25155T 205	25155T 460
Fund Number	1568	1600

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche High Income fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$88,496	$0	$8,415	$0
2016	$90,302	$0	$8,587	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$502,238	$0
2016	$0	$539,941	$23,538

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$8,415	$502,238	$606,585	$1,117,238
2016	$8,587	$563,479	$595,469	$1,167,535

 All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2017 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

3.)       In various communications beginning on January 25, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2015, the Ernst & Young Global Limited (“EYG”) member firm in Spain (“EY Spain”) provided a loaned staff service to Deutsche Bank AG, where a manager from EY Spain analyzed investment opportunities in Spain under the supervision of Deutsche Bank AG personnel. EY informed the Audit Committee that this loaned staff service where the EY professional temporarily acted as an employee of Deutsche Bank AG was inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team and did not involve services provided directly for the Fund. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

4.)       In various communications beginning on January 25, 2017, EY informed the Audit Committee that EY had identified an independence breach where a covered person maintains a lending relationship with an owner of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship is inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). The covered person’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above does not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

5.)       On July 11, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

6.)       On July 11, 2017, EY informed the Audit Committee that EY had identified an independence breach where EY maintains a lending relationship with an entity that owned for a period of time greater than 10% of the shares of an investment company within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that this lending relationship was inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationship affects EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationship described above did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lender is not able to impact the impartiality of EY and was not able to assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

7.)       On October 24, 2017, EY advised the Fund’s Audit Committee that EY had identified the following matter that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of a financial relationship held by a covered person within EY and its affiliates that was in violation of Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breach was corrected promptly and that the breach (i) did not relate to financial relationships directly in the Fund, (ii) did not involve professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, and (iii) were not for services directly for the Fund.

EY advised the Audit Committee that the above described matter did not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

8.)       On October 24, 2017, EY informed the Audit Committee that EY had identified independence breaches where EY maintains lending relationships with entities that own greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships were inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment company in the Deutsche Funds Complex whose shares the lender owned or the applicable investment company’s investment adviser.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche High Income Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017